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Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 20-F of Kabel Deutschland GmbH for the annual period ended March 31, 2008, I, Paul Thomason, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL THOMASON Paul Thomason Chief Financial Officer

Date: July 29, 2008

        A signed original of this written statement required by Section 906 has been provided to the Kabel Deutschland GmbH and will be retained by Kabel Deutschland GmbH, and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350